OLD MUTUAL FUNDS II
ON BEHALF OF THE
OLD MUTUAL CASH  RESERVES FUND

December 21, 2009

Dear Valued Shareholder:

I am writing on behalf of the Board of Trustees (the “Board”) of the Old Mutual Cash Reserves Fund (the “Fund”) to request your vote on (1) a proposal to approve a new sub-advisory agreement with Dwight Asset Management Company LLC (“Dwight”), and (2) a proposal to modify the Fund’s fundamental investment restriction on industry concentration. This package contains important information about the proposals, a proxy, a business reply envelope permitting you to vote by mail and simple instructions on how to vote by phone or via the Internet.

The Fund is currently sub-advised by Wellington Management Company, LLP (“Wellington”).  If the new sub-advisory agreement is approved by shareholders, Dwight will replace Wellington as the Fund’s sub-adviser following the close of business on or about March 12, 2010.  If approved by shareholders, the modification to the Fund’s fundamental investment restriction on industry concentration will become effective at the same time.

The new sub-advisory agreement was reviewed and approved by the Board at its November 18, 2009 meeting. In recommending Dwight, the Board favorably considered, among other factors, the experience and expertise of Dwight portfolio managers in managing money market funds, the historical performance of similar money market strategies managed by Dwight portfolio managers, and management and sub-advisory fee and expense limitation reductions to be implemented concurrent with the replacement of Wellington with Dwight.

Additional details about the proposals are described in the enclosed proxy statement.

The proposals will be presented to shareholders of the Fund at a special meeting of shareholders to be held on March 11, 2010 in Denver, Colorado, and at any adjournments thereof. We encourage you to read the entire proxy statement, which describes the proposals in detail.

THE FUND’S BOARD HAS CAREFULLY CONSIDERED THE PROPOSALS, BELIEVES THE PROPOSALS TO BE IN THE BEST INTERESTS OF FUND SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

You can vote in one of four ways:

BY MAIL using the enclosed proxy card;

BY INTERNET through the website on your proxy card;

BY TELEPHONE by calling the number indicated on your proxy card; or

IN PERSON at the special meeting of shareholders on March 11, 2010.

Your vote is extremely important, no matter how many shares you own.  If we do not receive sufficient votes to approve the proposals, we may have to send additional mailings or conduct telephone solicitations.  If you have any questions about the proposals, please call our proxy solicitor, The Altman Group, at ●.

Thank you for your response and we look forward to preserving your trust as a valued shareholder over the long term.

Sincerely,

Leigh A. Wilson
Chairman
Old Mutual Funds II

OLD MUTUAL FUNDS II
Old Mutual Cash Reserves Fund

NOTICE OF MEETING OF SHAREHOLDERS
To Be Held on March 11, 2010
4643 South Ulster Street, 6th Floor
Denver, Colorado 80237

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of the Old Mutual Cash Reserves Fund (the “Fund”), a series portfolio of Old Mutual Funds II, will be held at the offices of Old Mutual Capital, Inc. located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237 on March 11, 2010, at 10:00 a.m. Mountain Time (the “Shareholder Meeting”), for the purpose of voting on the proposals set forth below and to transact such other business that may properly come before the Shareholder Meeting, or any adjournments thereof:

1.	To approve a new sub-advisory agreement with Dwight Asset Management Company LLC for the Fund; and

2.	To approve a modification of the Fund’s fundamental investment restriction on industry concentration.

The proposals are discussed in greater detail in the attached proxy statement.  You are entitled to vote at the Shareholder Meeting or any adjournments thereof if you owned shares of the Fund at the close of business on December 11, 2009.  If you attend the Shareholder Meeting or any adjournments thereof, you may vote your shares in person.  You may obtain directions to the Shareholder Meeting by calling 888-772-2888.  Whether or not you intend to attend the Shareholder Meeting or any adjournments thereof in person, you may vote in any of the following ways:

(1)	Mail: Vote, sign, date and return the enclosed proxy card(s) in the enclosed postage-paid envelope;

(2)
Telephone: Have your proxy card(s) available. Vote by telephone by calling the toll-free number on your proxy card which is available 24 hours a day, 7 days a week. Enter the control number located on the enclosed proxy card; or

(3)
Internet: Have your proxy card(s) available. Vote on the Internet by accessing the website listed on your proxy card. Enter the control number located on the enclosed proxy card. Follow the simple instructions found on the website.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on March 11, 2010:  The proxy statement is available at https://investors.oldmutualus.com/investment-center/utilities/proxy-voting.aspx. In addition to accessing the proxy statement at the website listed above, shareholders may access a sample proxy card and additional solicitation materials.

By order of the Board of Trustees,

Andra C. Ozols, Secretary
Old Mutual Funds II

Dated:  December 21, 2009

Denver, Colorado

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE VOTE YOUR PROXY PROMPTLY.
Shareholders are invited to attend the Shareholder Meeting in person. Any shareholder who does not expect to attend the Shareholder Meeting is urged to vote by telephone or Internet in accordance with the instructions on the enclosed proxy card.  You may also vote by signing and dating the enclosed proxy card(s) and returning the proxy card(s) using the enclosed return postage-paid envelope.  Voting by telephone, Internet or returning the enclosed proxy card(s) will help the Fund avoid the expense of additional solicitations.
If you sign, date and return the proxy card(s) but give no instructions, your shares will be voted “FOR” the Proposals described above and “FOR” or “AGAINST” any other matter acted upon at the Shareholder Meeting in the discretion of the persons named as proxies.
To avoid the additional expense of further solicitation, we ask your cooperation in voting your proxy promptly, no matter how large or small your holdings may be.

OLD MUTUAL FUNDS II

Old Mutual Cash Reserves Fund

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT

YOUR VOTE IS EXTREMELY IMPORTANT AND VOTING ONLY TAKES A FEW MINUTES.  ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.

Old Mutual Funds II (the “Trust”) will hold a special meeting of shareholders of the Old Mutual Cash Reserves Fund (the “Fund”) on March 11, 2010.  It is important for you to vote on the proposals described in this proxy statement.  Please read the proxy statement in its entirety, as the explanations in the proxy statement will help you decide on the proposals.

The following is an introduction to the proposals and the process:

Q:           What are the proposals?

A:           You are being asked to approve a new sub-advisory agreement (“Sub-Advisory Agreement”) among the Trust, the Fund’s adviser, Old Mutual Capital, Inc. (“Old Mutual Capital”), and the Fund’s proposed new sub-adviser, Dwight Asset Management Company LLC (“Dwight”).  You are also being asked to approve a modification of the Fund’s fundamental investment restriction on industry concentration.  This modification will be made, subject to shareholder approval thereof, contingent upon and contemporaneous with the appointment of Dwight as the Fund’s sub-adviser.

Q:           Why is the Board recommending approval of a new sub-advisory agreement?

A:           The Board favorably considered, among other factors, the experience and expertise of Dwight portfolio managers in managing money market funds, the historical performance of similar money market strategies managed by Dwight portfolio managers, and the investment management fee, sub-advisory fee, and expense limitation reductions to be implemented concurrent with the replacement of Wellington with Dwight.

Q:           Do the terms of the proposed Sub-Advisory Agreement differ from the terms of the investment sub-advisory agreement with Wellington?

A:           The terms of the proposed Sub-Advisory Agreement are identical in all material respects to the terms of the current sub-advisory agreement with Wellington, except that, under the proposed Sub-Advisory Agreement, the base sub-advisory fee paid by Old Mutual Capital to Dwight would be reduced from an annual rate of 0.10%, with a minimum annual fee of $50,000, currently paid under the Wellington sub-advisory agreement, to 0.09%, with no minimum annual fee (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by Old Mutual Capital in respect of the Fund).

Q:           Who is Dwight?

A:           Dwight is a Delaware limited liability company located at 100 Bank Street, Burlington, Vermont 05401.  Dwight is a majority-owned subsidiary of Old Mutual (US) Holdings, Inc. and an affiliate of Old Mutual Capital.  Dwight currently provides sub-advisory services to the Old Mutual Dwight High Yield Fund, Old Mutual Dwight Intermediate Fixed Income Fund and Old Mutual Dwight Short Term Fixed Income Fund, each a series portfolio of the Trust.  Dwight manages and supervises the investment of these funds’ assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Dwight has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans since 1983.  Dwight managed approximately $69.3 billion in assets as of September 30, 2009.

Q:	Will the proposed Sub-Advisory Agreement result in higher contractual expenses for the Fund?

A:           No.  The Board of Trustees has approved a reduction to the Fund’s investment management fee from 0.40% to 0.18%, which is contingent upon, and will become effective contemporaneous with, the proposed Sub-Advisory Agreement.  Under the proposed Sub-Advisory Agreement, the base sub-advisory fee paid by Old Mutual Capital to Dwight would be reduced from an annual rate of 0.10%, currently paid under the Wellington sub-advisory agreement, to 0.09% (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by Old Mutual Capital in respect of the Fund).   In addition, the $50,000 minimum annual sub-advisory fee paid by Old Mutual Capital under the Wellington sub-advisory agreement will be eliminated.   Finally, the expense limitations for Class A shares of the Fund will be reduced by 0.43%, from 0.98% to 0.55%, the expense limitations for Class Z shares of the Fund will be reduced by 0.43%, from 0.73% to 0.30%, and the expense limitations for the Institutional Class shares will be reduced by 0.53%, from 0.73% to 0.20%.  The management fee, sub-advisory fee, and expense limitation reductions are contingent upon, and will become effective contemporaneous with, shareholder approval of the proposed Sub-Advisory Agreement.

Q:	What is the proposed modification to the Fund’s fundamental investment restriction on industry concentration?

A:           If approved by shareholders, the Fund’s fundamental investment restriction on industry concentration will be modified as indicated below:

A Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations, and does not limit Cash Reserves Fund’s investment in domestic bank obligations or obligations issued by U.S. branches of foreign banks.  In complying with this restriction, a Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

Q:	What is the purpose of the proposed modification to the Fund’s fundamental investment restriction on industry concentration?

A:
Modifying the fundamental investment restriction to exclude from that restriction the Fund’s investment in obligations issued by U.S. branches of foreign banks provides the Fund with additional flexibility when investing in commercial paper and certificates of deposit issued by U.S. branches of foreign banks.

Q:	Will the Fund pay for the proxy solicitation, legal and other costs associated with the proposals?

A:           The Fund will incur all costs allocable to the Fund in connection with the approval of the proposals, subject to current expense limitations.  Costs associated with the approval of the proposals generally include printing and mailing costs, solicitation costs, legal costs, and other miscellaneous costs.  The Altman Group (“Altman”) has been retained to assist in the solicitation of shareholder proxies, at an estimated cost of $8500.

Q:           Has the Fund’s Board approved the proposals?

A:           Yes. After careful consideration, the Board unanimously recommends that shareholders vote FOR the proposals.

Q:	What will happen if the Sub-Advisory Agreement with Dwight is not approved by shareholders?

A:           If the proposed Sub-Advisory Agreement with Dwight is not approved by shareholders, Wellington may remain as sub-advisor to the Fund.  The current investment management fee, sub-advisory fee, and expense limitation structure would remain in place.  The proposed modification to the Fund’s fundamental investment restriction on industry concentration will not be implemented.  Old Mutual Capital would consider other proposals, including whether to recommend a new sub-adviser other than Dwight.

Q:           How do I vote my shares?

A:           You may vote by telephone or via the Internet.  Your proxy card has the telephone number and website listed on it.  Please keep in mind that you save the Fund time and postage costs by voting by telephone or via the Internet.  You may also vote in person at the shareholder meeting or by returning the enclosed proxy card(s).  If you cast your vote by telephone or through the Internet, please do not return your proxy card(s).  If you do not respond at all, Altman, the Fund’s proxy solicitor, may contact you by telephone to request that you cast your vote.

Q:           Who do I call if I have questions about the proxy statement?

A:           If you have any other questions or need further assistance in voting, please call the Fund’s proxy solicitor, Altman, toll free at [●].

After careful consideration, the Board has unanimously approved the proposals.
The Board recommends that you read the enclosed materials carefully and vote FOR the proposals.

OLD MUTUAL FUNDS II

Old Mutual Cash Reserves Fund

PROXY STATEMENT

DATED DECEMBER 21, 2009

This proxy statement is being furnished to the shareholders of the Old Mutual Cash Reserves Fund (the “Fund”), a series portfolio of Old Mutual Funds II, a Delaware statutory trust (the “Trust”), by the Trust’s Board of Trustees (the “Board”) in connection with the solicitation of shareholder votes by proxy to be voted at the special meeting of shareholders or any adjournments thereof (the “Shareholder Meeting”).  The Shareholder Meeting will be held on March 11, 2010 at 10:00 a.m. Mountain Time at the offices of Old Mutual Capital, Inc. located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237. You may obtain directions to the Shareholder Meeting by calling 888-772-2888. It is expected that the Notice of Meeting, proxy statement and proxy card will be first mailed to shareholders on or about January 8, 2009.

At the Shareholder Meeting, you will be asked to approve (1) a new sub-advisory agreement among the Trust, the Fund’s adviser, Old Mutual Capital, Inc. (“Old Mutual Capital”), and Dwight Asset Management Company LLC (“Dwight”), and (2) a proposal to modify the Fund’s fundamental investment restriction on industry concentration.

 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on March 11, 2010:

•
The proxy statement is available at https://investors.oldmutualus.com/investment-center/utilities/proxy-voting.aspx.  Additional solicitation materials will also be made available at this link if and when such materials are filed with the Securities and Exchange Commission (the “SEC”).

•	In addition to accessing the proxy statement at the website listed above, shareholders may access a sample proxy card and additional solicitation materials.

•	Please note that the enclosed proxy card includes a control number that you will need to have available for your reference if you choose to vote online or by telephone.

Shareholder Voting

The Board intends to bring before the Shareholder Meeting the matters set forth herein. If you wish to participate in the Shareholder Meeting you may submit the proxy card(s) included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote your proxy quickly and easily by toll-free telephone, by Internet, by mail, or in person. You may change your vote even though a proxy has already been returned either by written notice to the Trust, by mail, submitting a subsequent proxy, or by voting in person at the meeting. A more detailed description of the various voting procedures is provided in the section of this proxy statement titled “Shareholder Voting Procedures”.

OLD MUTUAL FUNDS II

Old Mutual Cash Reserves Fund

PROPOSALS
1.	APPROVAL OF NEW SUB-ADVISORY AGREEMENT WITH DWIGHT ASSET MANAGEMENT COMPANY LLC
Introduction
Description of the Sub-Advisory Agreement
Information about Dwight
The Portfolio Managers
Board Considerations and Recommendations
2.	APPROVAL OF A MODIFICATION OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION ON INDUSTRY CONCENTRATION
Introduction
Information about the Trust
         ADDITIONAL INFORMATION
The Adviser and Administrator
The Distributor
Shareholder Voting
Annual and Semi-Annual Report
Brokerage Commissions
Required Vote
Shareholder Voting Procedures
Shareholder Proposals
Other Business

Board Considerations and Recommendations	APPENDIX A
Officers and Directors of Dwight Asset Management Company LLC	APPENDIX B
Officers and Trustees of Old Mutual Funds II	APPENDIX C
Security Ownership of Certain Beneficial Owners	APPENDIX D
Security Ownership of Management	APPENDIX E
Voting Securities	APPENDIX F
Form of Investment Sub-Advisory Agreement	APPENDIX G

PROPOSALS

1.	APPROVAL OF NEW SUB-ADVISORY AGREEMENT WITH DWIGHT ASSET MANAGEMENT COMPANY LLC

 Introduction

The Board has approved, subject to shareholder approval, a new Investment Sub-Advisory Agreement among the Trust, on behalf of the Fund, Old Mutual Capital, and Dwight (the “Sub-Advisory Agreement”).  The form of Sub-Advisory Agreement is attached to this proxy statement as Appendix G, and the discussion contained herein regarding the Sub-Advisory Agreement is qualified in its entirety by reference to the attached form of Sub-Advisory Agreement.

 Description of the Sub-Advisory Agreement

Services

The terms of the proposed Sub-Advisory Agreement are identical in all material respects to the terms of the current sub-advisory agreement with Wellington, except that, under the proposed Sub-Advisory Agreement, the base sub-advisory fee paid by Old Mutual Capital to Dwight would be reduced from an annual rate of 0.10%, with a minimum annual fee of $50,000, currently paid under the Wellington sub-advisory agreement, to 0.09%, with no minimum annual fee (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by Old Mutual Capital in respect of the Fund).  The Sub-Advisory Agreement obligates Dwight to: (i) manage the investment operations and composition of the Fund’s assets, including the purchase, retention and disposition thereof in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectuses and statement of additional information and any supplements thereto (collectively referred to as the “Prospectus”); (ii) provide supervision of the Fund’s investments and determine from time to time what investments and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash in accordance with the Fund’s investment objective, policies and limitations; (iii) place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund’s registration statement and Prospectus or as the Board or Old Mutual Capital may direct from time to time, in conformity with federal securities laws; (iv) make available its portfolio managers or other appropriate personnel to discuss the investment affairs of the Fund with the Board; (v) assist in the fair valuation of securities; (vi) provide compliance reports to Old Mutual Capital and/or the Trust’s Chief Compliance Officer; and (vii) perform other duties in connection with its sub-advisory activities.

Investment Sub-Advisory Fees

For the services provided pursuant to the Sub-Advisory Agreement, if approved, Dwight will be entitled to receive from Old Mutual Capital a sub-advisory fee at the annual rate of 0.09% (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by Old Mutual Capital in respect of the Fund), based on the Fund’s average daily net assets. This fee will be computed daily and paid to Dwight monthly.  Dwight would not receive any sub-advisory fees directly from the Fund.  Rather, all sub-advisory fees will be paid out of the management fee received by Old Mutual Capital pursuant to a management agreement between the Trust and Old Mutual Capital.

For the period April 1, 2009 to November 30, 2009, Old Mutual Capital paid sub-advisory fees of $22,074 to Wellington for providing sub-advisory services to the Fund.

Limitations on Liability

The Sub-Advisory Agreement provides certain limitations on Dwight’s liability, but also provides that Dwight shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

Continuance and Renewals

The continuance of the Sub-Advisory Agreement after two years following shareholder approval of the agreement (i.e., approximately March 11, 2012) must be specifically approved for the Fund at least annually: (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund; and (ii) by the affirmative vote of a majority of Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated: (i) by the Fund, without the payment of any penalty, by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund; (ii) by Old Mutual Capital at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other parties; or (iii) by Dwight at any time, without the payment of any penalty, on 90 days’ written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)).

The current sub-advisory agreement among the Trust, Old Mutual Capital and Wellington was approved by shareholders on May 17, 2006, although Wellington provided sub-advisory services to the Fund prior to that time pursuant to a prior agreement.  The current sub-advisory agreement was renewed by the Board at its November 18, 2009 meeting for the December 31, 2009 to December 31, 2010 period.  If the proposed Sub-Advisory Agreement with Dwight is approved by shareholders, the current sub-advisory agreement will be terminated concurrent with the effective date of the proposed Sub-Advisory Agreement.

Consultation with Certain Other Entities

In 2003, the SEC amended certain rules under the 1940 Act to permit mutual fund sub-advisers to buy and sell securities of other sub-advisers of funds in the same mutual fund complex, as well as companies affiliated with such other sub-advisers. To take advantage of this increased regulatory flexibility, the amended rules require that a mutual fund contractually prohibit its sub-advisers from consulting with one another regarding transactions in securities or other assets of the funds that they sub-advise. Accordingly, the Sub-Advisory Agreement prohibits Dwight from consulting with the following entities concerning transactions for the Fund in securities or other assets: (i) other sub-advisers to the Fund (currently, there are none); (ii) other sub-advisers to any of the Trust’s other series portfolios; and (iii) other sub-advisers to a portfolio under common control with the Fund. This restriction will provide Dwight greater investment flexibility in managing the Fund by permitting the purchase of securities issued by other sub-advisers to the Trust’s series portfolios or their affiliates, subject to certain limitations under the 1940 Act.

 Information about Dwight

Dwight is a Delaware limited liability company located at 100 Bank Street, Burlington, Vermont 05401.  Dwight is a majority-owned subsidiary of Old Mutual (US) Holdings, Inc., which is a wholly-owned subsidiary of Old Mutual plc. Old Mutual (US) Holdings, Inc. is located at 200 Clarendon Street, 53rd Floor, Boston, Massachusetts 02116, and Old Mutual plc is located at 5th Floor, Old Mutual Place, 2 Lambeth Hill, London EC4V 4GG United Kingdom. Dwight is an affiliate of Old Mutual Capital.  Dwight currently provides sub-advisory services to the Old Mutual Dwight High Yield Fund, Old Mutual Dwight Intermediate Fixed Income Fund and Old Mutual Dwight Short Term Fixed Income Fund, each a series portfolio of the Trust.  Dwight manages and supervises the investment of these funds’ assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Dwight has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans since 1983.  Dwight managed approximately $69.3 billion in assets as of September 30, 2009.

 The Portfolio Managers

John Donohue serves as Executive Vice President, Portfolio Manager and Head of Liquidity at Dwight, positions he has held since joining Dwight in July 2009.  Mr. Donohue is responsible for strategy development and investment oversight of Dwight’s Liquidity Team, which manages money market and short duration accounts.  Prior to joining Dwight, Mr. Donohue served as Head of Global Liquidity at Neuberger Berman (December 2008 – June 2009) and Lehman Brothers (April 2003 – November 2008).

Eric Hiatt, CFA, serves as Senior Vice President and Portfolio Manager for the Liquidity Team at Dwight, positions he has held since joining Dwight in July 2009.  Prior to joining Dwight, Mr. Hiatt served as Portfolio Manager with the Liquidity Team at Neuberger Berman (December 2008 - June 2009) and Lehman Brothers (May 2003 – November 2008).

Timothy Robey serves as Vice President and Portfolio Manager for the Liquidity Team at Dwight, positions he has held since joining Dwight in July 2009.  Prior to joining Dwight, Mr. Robey served as Portfolio Manager with the Liquidity Team at Neuberger Berman (December 2008 – June 2009) and Lehman Brothers (May 2003 – November 2008).

 Board Considerations and Recommendations

The Board’s considerations and recommendations regarding the Sub-Advisory Agreement can be found in Appendix A to this proxy statement.

2.	APPROVAL OF A MODIFICATION OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION ON INDUSTRY CONCENTRATION

 Introduction

The Board has approved, subject to shareholder approval, a modification of the Fund’s fundamental investment restriction on industry concentration, as set forth in marked format below:

A Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations, and does not limit Cash Reserves Fund’s investment in domestic bank obligations or obligations issued by U.S. branches of foreign banks.  In complying with this restriction, a Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

Discussion

Modifying the Fund’s fundamental investment restriction to exclude from that restriction the Fund’s investment in obligations issued by U.S. branches of foreign banks provides the Fund with additional flexibility when investing in commercial paper and certificates of deposit issued by U.S. branches of foreign banks.  U.S. branches of foreign banks may include both U.S.-chartered subsidiaries of foreign banks and non-U.S.-chartered foreign bank branch offices that can engage in many of the same activities as U.S. banks.

A U.S.-chartered bank that is a subsidiary of a foreign bank is subject to the laws and regulations applicable to U.S. banks, including U.S. capital requirements, and it may engage in all activities permitted to U.S. banks.  A non-U.S.-chartered branch of a foreign bank is generally permitted to engage in most of the same activities as are U.S. banks.  However, U.S. deposit insurance is not available to non-U.S.-chartered branches of foreign banks established after December 1991, so retail deposits cannot be accepted.  These branches are not subject to capital requirements imposed on U.S.-chartered banks (although certain states may require these branches to deposit cash amounts in a U.S. bank based on the amount of assets held by the branch). Once a foreign bank establishes a non-U.S.-chartered branch in the United States, the foreign bank it is treated as if it is a U.S. bank holding company and is subject to many of the restrictions applicable to U.S. bank holding companies.

 The Federal Reserve Bank supervises non-U.S.-chartered branches of foreign banks pursuant to authority granted under the Foreign Bank Supervision Enhancement Act of 1991 (the “FBSEA”).  The FBSEA requires the Federal Reserve to approve any new non-U.S.-chartered foreign bank branch (in addition to the approval of the licensing entity, whether state or federal). In granting such approval, the Federal Reserve, among other things, is required to certify that the country from which the foreign bank is located subjects its banks, including the applicant, to comprehensive, consolidated supervision.  The Federal Reserve is generally required to examine non-U.S.-chartered foreign bank branches annually. In addition, the Federal Reserve examines the financial condition of the non-U.S. parent of the U.S. branch to ensure that the bank can manage and support its U.S. branches and agencies effectively.

 Information about the Trust

The Trust is a Delaware statutory trust with its offices located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.  Appendix C contains a list of the trustees and executive officers of the Trust.  Appendix D contains a list of certain beneficial owners of the Fund.

ADDITIONAL INFORMATION

 The Adviser and Administrator

Old Mutual Capital is a Delaware corporation and serves as investment adviser and administrator to the Fund.  The offices of Old Mutual Capital are located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

 The Distributor

Old Mutual Investment Partners (“Distributor”) is a Pennsylvania business trust, and serves as the Fund’s distributor.  The offices of the Distributor are located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

 Shareholder Voting

The Board intends to bring before the Shareholder Meeting the matters set forth herein.  If you wish to participate in the Shareholder Meeting you may vote by telephone, Internet, mail, or attend in person.  Your vote is important no matter how many shares you own.  You may change your vote even if you have already voted your proxy by providing written notice to the Fund, submitting a subsequent proxy or by voting in person at the Shareholder Meeting.  A more detailed description of the various proxy voting procedures is provided in the section below titled “Shareholder Voting Procedures”.

 Annual and Semi-Annual Report

The most recent annual report and semi-annual report for Old Mutual Funds II are available without charge by writing to Old Mutual Funds II, P.O. Box 219534, Kansas City, Missouri 64121-9534, or by calling 888-772-2888.  The SEC maintains a website at http://www.sec.gov that contains the most recent annual report and semi-annual report and other information about Old Mutual Funds II.

 Brokerage Commissions

For the fiscal year ended March 31, 2009, the Fund did not pay brokerage commissions to brokers affiliated with the Fund, Old Mutual Capital, Wellington, Old Mutual Investment Partners or any affiliates of such entities.

 Required Vote

Approval of the proposals with respect to the Fund will require the vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act.  This means the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present or represented by proxy at the Shareholder Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote at the Shareholder Meeting.

 Shareholder Voting Procedures

The Trust expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of Old Mutual Capital or its affiliates.  These officers and employees will not receive any special compensation for their assistance in the solicitation of proxies from the Fund.

The Altman Group (“Altman”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $8500.  The Fund will incur all solicitation and other costs allocable to the Fund in connection with the approval of the proposals, subject to current expense limitations. Other costs associated with the approval of the proposals generally include printing and mailing costs, solicitation costs, legal costs, and other miscellaneous costs.

As the Shareholder Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of Altman if their votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below.  The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Altman representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail.  If the shareholder is a corporation or other entity, the Altman representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information provided to Altman, then the Altman representative has the responsibility to explain the process, read the proposals listed on the proxy card and ask for the shareholder’s instructions on the proposals.  Although the Altman representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this proxy statement.  Altman will record the shareholder’s instructions on the card.  Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Altman immediately if his or her instructions are not correctly reflected in the confirmation.

If you wish to participate in the Shareholder Meeting, but do not wish to vote your proxy by telephone or the Internet, you may submit the proxy card sent with the proxy statement or attend the Shareholder Meeting in person.  Should you require additional information regarding the proxy statement or replacement proxy cards, you may contact Altman toll-free at [●].  You may revoke an executed proxy by (i) a written instruction that is received by the Secretary of the Trust at any time before the Shareholder Meeting date; (ii) delivery of a later-dated proxy card; or (iii) attendance at the Shareholder Meeting and voting in person.

All proxy cards solicited that are properly executed and received in time to be voted at the Shareholder Meeting will be voted at the Shareholder Meeting or any adjournment thereof according to the instructions on the proxy card.  If no specification is made on a proxy card, it will be voted FOR the proposals specified on the proxy card.  For purposes of determining the presence of a quorum, broker non-votes or withheld votes will be counted as present.  The presence in person or by proxy of one-third of the outstanding shares of the Fund entitled to vote at the Shareholder Meeting will constitute a quorum.  Abstentions and broker non-votes will be counted as shares present at the Shareholder Meeting for quorum purposes but will not be considered votes cast at the Shareholder Meeting.  As a result, they have the same effect as a vote against the proposals.  Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal.

If a quorum is not present at the Shareholder Meeting, or if a quorum is present at the Shareholder Meeting but sufficient votes to approve the proposals are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents, the Chairperson of the meeting, or other Trust officers present at the meeting may propose one or more adjournments to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of one-third of those shares present at the Shareholder Meeting or represented by proxy.  The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Shareholder Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Shareholders of record as of the close of business on December 11, 2009 (“Record Date”) are entitled to vote at the Shareholder Meeting.  The number of shares outstanding of each class of the Fund on the Record Date can be found in Appendix F attached hereto.  Shareholders are entitled to one vote for each dollar (and a proportionate fractional vote for each fractional dollar) of net asset value of shares held, as determined as of the Record Date.

For a free copy of the Trust’s most recent Annual or Semi-Annual Report, shareholders of the Fund may call 888-772-2888 or write to Old Mutual Funds II at P.O. Box 219534, Kansas City, Missouri  64121-9534.

Only one proxy statement, along with one proxy card, is being delivered to multiple shareholders who share an address unless the Fund has received contrary instructions from one or more of the shareholders.  The Fund will deliver, promptly upon oral or written request, a separate copy of this proxy statement to a shareholder at a shared address to which a single copy of this proxy statement was delivered.

Shareholders may notify the Fund that they wish to receive a separate copy of this proxy statement, or wish to receive separate proxy statements in the future, by calling 888-772-2888 or write to Old Mutual Funds II at P.O. Box 219534, Kansas City, Missouri  64121-9534.  Multiple shareholders sharing an address can request to receive a single copy of proxy statements in the future if they are currently receiving multiples copies of proxy statements by calling or writing to the Trust as indicated above.

 Shareholder Proposals

As a general matter, the Fund does not hold regular meetings of shareholders.  If you wish to submit a proposal for consideration at a special meeting of shareholders of the Fund, you should send such proposal to the Fund at the address set forth on the first page of this proxy statement.  To be considered for presentation at a shareholder meeting, the Fund must receive proposals a reasonable time before proxy materials are prepared relating to that meeting.  Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since inclusion and presentation are subject to compliance with certain Federal regulations.

 Other Business

The Board does not intend to present any other business at the Shareholder Meeting.  Other matters will be considered if notice is given within a reasonable amount of time prior to the Shareholder Meeting.  If any other matter may properly come before the Shareholder Meeting, or any adjournment thereof, the persons named in the accompanying proxy card intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

The Trustees recommend approval of the Proposals.  Any unmarked proxies without instructions to the contrary will be voted in favor of approval of the Proposals.

APPENDIX A

BOARD CONSIDERATIONS AND RECOMMENDATIONS

BOARD REVIEW AND APPROVAL OF
INVESTMENT SUB-ADVISORY AGREEMENT WITH
DWIGHT ASSET MANAGEMENT COMPANY LLC

Background

On November 18, 2009, the Board of Trustees (“Board” or “Trustees”) of Old Mutual Funds II (the “Trust”), including all those Trustees who are not “interested persons” of the Trust, approved a new investment sub-advisory agreement (the “Dwight Sub-Advisory Agreement”) among the Trust, on behalf of the Old Mutual Cash Reserves Fund (the “Fund”), Old Mutual Capital, Inc. (“Old Mutual Capital”), and Dwight Asset Management Company LLC (“Dwight”), subject to shareholder approval.  If approved, the Dwight Sub-Advisory Agreement would take effect on or about March 12, 2010 at which time Dwight would begin providing sub-advisory services to the Fund, subject to the oversight of Old Mutual Capital and the Board.

In reaching its decision to approve the Dwight Sub-Advisory Agreement, the Board, represented by independent legal counsel, considered the sub-advisory fee that would be paid to Dwight by Old Mutual Capital and contractual expense limits that would limit the Fund’s expenses through December 31, 2011.  In the course of its deliberations, the Board evaluated, among other things, information related to the investment philosophy, strategies and techniques that would be used in managing the Fund, the qualifications of the investment personnel at Dwight, the compliance programs of Dwight, brokerage practices, including the fact that Dwight does not utilize “soft dollar” arrangements with the Fund’s brokerage, and the financial and non-financial resources available to provide services required under the Dwight Sub-Advisory Agreement.

Set forth below are the factors that the Board considered in approving the Dwight Sub-Advisory Agreement:

Board Considerations

In reviewing the Dwight Sub-Advisory Agreement, the Board considered the following matters with respect to the Fund:

•
Nature and Extent of Services-- The Board considered the portfolio management services to be provided by Dwight under the Dwight Sub-Advisory Agreement.  The Board received a presentation by Dwight on its qualifications to manage the Fund, which included a discussion of the experience of Dwight portfolio managers in managing accounts with investment objectives, strategies, and regulatory structures (specifically Rule 2a-7-eligible money market funds) similar to the investment objectives, strategies and regulatory structures of the Fund.  The Board received representations from Dwight and its parent company, Old Mutual Asset Management, that they were cognizant of the risks of managing a Stable NAV fund such as the Fund and considered the steps that Dwight indicated it would take to mitigate those risks.   The Board also received written materials from Dwight regarding its qualifications to perform the portfolio management services provided under the Dwight Sub-Advisory Agreement.  Based on the presentation and the written materials provided by Dwight, the Board believed Dwight to be capable and qualified to perform the services provided under the Dwight Sub-Advisory Agreement.

•
Profitability/Costs-- The Board also reviewed the projected profitability of Dwight in connection with providing services to the Fund.  In connection with this review, the Board reviewed Dwight’s projected costs in providing services to the Fund and the basis for allocating those costs.

•
Benefits derived by Dwight from its relationship with the Fund-- The Board considered the fall-out benefits to Dwight, including Dwight’s increased visibility in the investment community.  The Trustees also weighed the benefits to affiliates of Dwight, including Old Mutual Capital, the Trust’s distributor, Old Mutual Investment Partners, and their common parent, Old Mutual (US) Holdings, Inc.

In reviewing the Dwight Sub-Advisory Agreement, the Board considered the following matters with respect to the Fund:

Performance-- The Trustees favorably viewed the experience of the Dwight portfolio managers who would manage the Fund, the investment characteristics of the investment strategy, and the historical performance of similar money market strategies managed by Dwight portfolio managers.

Advisory and Sub-Advisory Fees-- With respect to sub-advisory fees, the Trustees noted that Old Mutual Capital will pay Dwight’s sub-advisory fee of 0.09% (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by Old Mutual Capital in respect of the Fund) from the Management Fee.  The Trustees considered that Old Mutual Capital would not pay a $50,000 minimum annual sub-advisory fee under the Dwight Sub-Advisory Agreement.  The Trustees noted also that if the Dwight Sub-Advisory Agreement was approved by shareholders, Old Mutual Capital intended to reduce the management fee that it receives from the Fund from an annual rate of 0.40% to 0.18%.

Expense Limits-- The Trustees considered that Old Mutual Capital was recommending changes to the existing expense limitation arrangement with the Trust pursuant to which Old Mutual Capital agreed to waive its Management Fee or reimburse Fund expenses to limit the total annual operating expenses through December 31, 2011 for each of the Fund’s share classes (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses), as follows:

	Proposed Expense Limits
	Class Expense Limit	Fund Expense Limit	Total Expense Limit
Old Mutual Cash Reserves Fund
Class A	0.35%	0.20%	0.55%
Class Z	0.10%	0.20%	0.30%
Institutional Class	0.00%	0.20%	0.20%

Board Conclusions-- The Board concluded that the Dwight Sub-Advisory Agreement should be approved in view of the level of services that Dwight represented it would provide to the Fund, the good relative historical performance of similar money market strategies managed by Dwight portfolio managers, and the proposed changes to the contractual sub-advisory and Management Fee structure and expense limitations currently in place for the Fund.

APPENDIX B

OFFICERS AND DIRECTORS OF DWIGHT ASSET MANAGEMENT COMPANY LLC

Name	Principal Occupation
Laura P. Dagan	Manager (Chairman)*
David J. Thompson	Manager, President, and Chief Executive Officer, Dwight
Thomas M. Turpin	Manager, Dwight; Chief Executive Officer, Old Mutual US Holdings Inc.; Chief Executive Officer, Old Mutual Asset Management.
David W. Starr	Managing Director
James J. Burns	Managing Director, Secretary and Chief Compliance Officer
W. Frank Koster	Executive Vice President and Chief Investment Officer
Jeanne B. Chenoweth	Executive Vice President and Chief Administrative Officer
Michael J. Grant	Vice President and Controller
Veronica M. Fallon	Assistant Secretary
*           Ms. Dagan will retire from her position as Chairman as of December 31, 2009.
The address for each officer and director of Dwight is 100 Bank Street, Burlington, Vermont 05401.

APPENDIX C

OFFICERS AND TRUSTEES OF OLD MUTUAL FUNDS II

Trustees

Name	Position
Leigh A. Wilson	Trustee (Chairman)
John R. Bartholdson	Trustee
Jettie M. Edwards	Trustee
Albert A. Miller	Trustee
Thomas M. Turpin*	Trustee
*
Mr. Turpin is a Trustee who may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is the Chief Executive Officer of Old Mutual (US) Holdings, Inc. and Chief Executive Officer of Old Mutual Asset Management.

Officers

Name	Position
Julian F. Sluyters	President and Principal Executive Officer
Edward J. Veilleux	Senior Vice President
James F. Lummanick	Vice President and Chief Compliance Officer
Andra C. Ozols	Vice President and Secretary
Karen S. Proc	Assistant Secretary
Kathryn L. Santoro	Assistant Secretary
Robert T. Kelly	Treasurer and Principal Financial Officer
Kathryn A. Burns	Assistant Treasurer
Robert D. Lujan	Assistant Treasurer

APPENDIX D

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AS OF DECEMBER 11, 2009

The table below lists all beneficial owners of more than 5% of any class of the Fund’s voting securities:

	Amount and Nature of Beneficial Ownership*	Percent of Class
Old Mutual Cash Reserves Fund - Class A

Old Mutual Cash Reserves Fund - Class Z

Old Mutual Cash Reserves Fund - Institutional Class

*	[None of the shares are known to be shares which the named beneficial owner has the right to acquire pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended.]

APPENDIX E

SECURITY OWNERSHIP OF MANAGEMENT
AS OF DECEMBER 11, 2009

The table below lists Trustee and executive officer beneficial ownership information individually and as a group:

	Amount and Nature of Beneficial Ownership*	Percent of Class
Old Mutual Cash Reserves Fund - Class A

Old Mutual Cash Reserves Fund - Class Z

Old Mutual Cash Reserves Fund - Institutional Class

*
[None of the shares are known to be pledged as security or shares which the named beneficial owner has the right to acquire pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended.]

APPENDIX F

VOTING SECURITIES AS OF DECEMBER 11, 2009 (BY CLASS)

Old Mutual Cash Reserves Fund	Shares Outstanding	Number of Votes

CLASS A	●	●

CLASS Z	●	●

INSTITUTIONAL CLASS	●	●

APPENDIX G

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made as of this ______ day of __________, 2010 by and among Old Mutual Capital, Inc. (the “Adviser”), Dwight Asset Management Company LLC (the “Sub-Adviser”), and Old Mutual Advisor Funds II, a Delaware statutory trust (the “Trust”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, pursuant to an Agreement between the Adviser and the Trust dated April 19, 2006, the Adviser acts as investment manager for the assets of the portfolios listed on Schedule A to this Agreement (each, a “Portfolio”); and

WHEREAS, the Adviser and the Trust each desire to retain the Sub-Adviser to provide investment advisory services to the Trust in connection with the management of all of the assets of each Portfolio, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1.           (a)           Subject to supervision and oversight by the Adviser and the Trust’s Board of Trustees, the Sub-Adviser shall manage (i) the investment operations of the Portfolio, and (ii) the composition of such assets, including the purchase, retention and disposition thereof, in accordance with the Portfolio’s investment objectives, policies and restrictions as stated in such Portfolio’s Prospectus(es) (such Prospectus(es) and Statement(s) of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(1)           The Sub-Adviser shall provide supervision of each Portfolio’s investments and determine from time to time what investments and securities will be purchased, retained or sold by such Portfolio and what portion of such assets will be invested or held uninvested in cash.

(2)           In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees and will conform and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

(3)           The Sub-Adviser shall determine the securities to be purchased or sold with respect to the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in such Portfolio’s Registration Statement (as defined herein) and Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.  In providing the Portfolio with investment supervision, the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution.  Within the framework of this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Sub-Adviser’s other clients may be a party.  It is understood that it is desirable for a Portfolio that the Sub-Adviser have access to (i) supplemental investment and market research and (ii) security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution.  Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities on behalf of each Portfolio with brokers, subject to review by the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice.  It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser’s services to other clients.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio in question and to such other clients.

(4)           The Sub-Adviser at its expense will make available to the Trustees of the Portfolio and the Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Portfolio and to consult with the Trustees of the Portfolio and Adviser regarding the Portfolio’s investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties hereunder, and will provide periodic reports to the Adviser relating to the investment strategies it employs.  The Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officers of, the Adviser and the Trust.

(5)           In accordance with procedures adopted by the Trustees of the Portfolio, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all Portfolio securities.  The Sub-Adviser will use its reasonable efforts to provide, based upon its own expertise, and to arrange with parties independent of the Sub-Adviser such as broker-dealers for the provision of, valuation information or prices for securities for which prices are deemed by the Adviser or Trust’s administrator not to be readily available in the ordinary course of business from an automated pricing service.  In addition, the Sub-Adviser will assist the Portfolio and its agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Portfolio at such times as the Adviser shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of a Portfolio’s net asset value per share.

(6)           The Sub-Adviser at its expense will provide the Adviser and/or the Trust’s Chief Compliance Officer with such compliance reports relating to its duties under this Agreement as may be requested from time to time.  Notwithstanding the foregoing, the Sub-Adviser will promptly report to the Adviser any material violations of the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) that it is or should be aware of or of any material violation of the Sub-Adviser’s compliance policies and procedures that pertain to the Portfolio, as well as any change in portfolio manager(s) of the Portfolio.

(7)           Unless otherwise directed by the Adviser or the Trust’s Board of Trustees, the Sub-Adviser will vote all proxies received in accordance with the Trust’s proxy voting policy or, if the Sub-Adviser has a proxy voting policy approved by the Trust’s Board of Trustees, the Sub-Adviser’s proxy voting policy.  The Adviser shall instruct the Portfolio’s custodian to forward or cause to be forwarded to the Sub-Adviser all relevant proxy solicitation materials.  The Sub-Adviser shall maintain and shall forward to the Portfolio or its designated agent such proxy voting information as is necessary for the Portfolio to timely file proxy voting results in accordance with Rule 30b1-4 of the 1940 Act.

(8)           The Sub-Adviser represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Investment Advisers Act of 1940 and has provided the Adviser and the Trustees of the Fund a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption.  Upon request of the Adviser, but in any event no less frequently than annually, the Sub-Adviser will supply the Adviser a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Adviser’s last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Adviser’s code of ethics are reasonably designed to prevent “access persons” from violating the code of ethics.

(9)           The Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis.  In addition, the Sub-Adviser and each officer and portfolio manager thereof designated by the Adviser will provide on a timely basis such certifications or sub-certifications as the Adviser may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Accounting Officer.

(10)           The Sub-Adviser shall maintain all books and records with respect to each Portfolio’s portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trust’s Board of Trustees may reasonably request.

(11)           The Sub-Adviser shall provide the Portfolios’ custodian on each business day with information relating to all transactions concerning the assets of the Portfolio and shall provide the Adviser with such information upon request of the Adviser.

(12)           (a)           The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

(b)           Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser’s officers or employees.

(c)           The Sub-Adviser shall keep each Portfolio’s books and records required to be maintained by the Sub-Adviser pursuant to paragraph 1(a) of this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of a Portfolio required by Rule 31a-1 under the 1940 Act.  The Sub-Adviser agrees that all records that it maintains on behalf of a Portfolio are property of the Portfolio and the Sub-Adviser will surrender promptly to a Portfolio any of such records upon that Portfolio’s request; provided, however, that the Sub-Adviser may retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) of this Agreement.

2.           The Adviser shall continue to have responsibility for all services to be provided to each Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement.

3.           The Adviser has delivered to the Sub-Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)           Certified resolutions of the Trust’s Board of Trustees authorizing the appointment of the Sub-Adviser and approving the form of this Agreement;

(b)           Registration Statement under the 1940 Act and the Securities Act of 1933, as amended on Form N-1A (the “Registration Statement”), as filed with the Securities and Exchange Commission (the “Commission”) relating to the Portfolios and shares of the Portfolios’ beneficial shares, and all amendments thereto; and

(c)           Prospectus(es) of the Portfolios.

4.           For the services to be provided by the Sub-Adviser pursuant to this Agreement for the Portfolios, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee at an annual rate equal to a percentage of each Portfolio’s average daily net assets, as set forth on Schedule A (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Portfolio).  This fee will be paid to the Sub-Adviser from the Adviser’s advisory fee for such Portfolio.  This fee will be computed daily and paid to the Sub-Adviser monthly.

To the extent that the Adviser is reimbursed by the Trust for any waived fees or reimbursed expenses pursuant to the terms of a separate expense limitation agreement between the Trust and the Adviser, the Adviser will pay to the Sub-Adviser its pro-rata share of any such reimbursed amount.

5.           The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by a Portfolio or the Adviser in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser’s part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6.           This Agreement shall continue for an initial period ending December 31, 2006, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually in conformance with the 1940 Act, provided, however, that this Agreement may be terminated (a) by a Portfolio at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Portfolio, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other parties, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the other parties.  This Agreement shall terminate automatically and immediately in the event of its assignment.  As used in this Section 6, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the Commission under the 1940 Act.

7.           Nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser’s partners, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

8.           During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Portfolios, the Trust or the public that refers to the Sub-Adviser or its clients in any way prior to use thereof and not to use material if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed upon) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Sales literature may be furnished to the Sub-Adviser by first-class mail, electronic mail or overnight delivery service, facsimile transmission equipment or hand delivery.

9.           No Trustee or Shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

10.           No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of the majority of the outstanding voting securities of each Portfolio.

11.           This Agreement shall be governed by the laws of the state of Delaware; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

12.           This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original; all such counterparts shall, together, constitute only one instrument.

13.           Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

14.           Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

Old Mutual Capital, Inc.
4643 South Ulster Street, Suite 600
Denver, CO 80237
Attention:  General Counsel

To the Sub-Adviser at:

Dwight Asset Management Company LLC
100 Bank Street, Suite 800
Burlington, VT 05401
Attention: President

To the Trust or a Portfolio at:

Old Mutual Funds II
4643 South Ulster Street, Suite 600
Denver, CO 80237
Attention:  General Counsel

Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

As required by certain exemptive rules under the 1940 Act, the Sub-Adviser is prohibited from consulting with the entities listed below concerning transactions for the Portfolio in securities or other assets:

1. other subadvisers to the Portfolio

2. other subadvisers to a Trust portfolio

3. other subadvisers to a portfolio under common control with the Portfolio

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

OLD MUTUAL CAPITAL, INC.	OLD MUTUAL FUNDS II

By:	By:

Name:	Name:

Title:	Title:

DWIGHT ASSET MANAGEMENT COMPANY LLC

By:

Name:

Title:

SCHEDULE A
DATED _______________, 2010
TO
INVESTMENT SUB-ADVISORY AGREEMENT
AMONG
DWIGHT ASSET MANAGEMENT COMPANY LLC
OLD MUTUAL CAPITAL, INC.
AND
OLD MUTUAL FUNDS II
DATED _______________, 2010

FUND	SUB-ADVISORY FEE

OLD MUTUAL CASH RESERVES FUND	0.09%

________________________________________________________________
Distributed by Old Mutual Investment Partners, Member NASD, SIPC
R-09-642 12/2009